UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2025

DARÉ BIOSCIENCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36395	20-4139823
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3655 Nobel Drive, Suite 260

San Diego, CA 92122

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (858) 926-7655

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	DARE	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02	Termination of a Material Definitive Agreement.

On November 26, 2025, Daré Bioscience, Inc. (“we,” “us”, “our,” or the “Company”) received notice from Bayer HealthCare LLC (“Bayer”) that it was terminating the license agreement between the parties dated January 10, 2020 (the “License Agreement”). In accordance with the terms of the License Agreement, the termination will be effective 90 days from the date we received the notice, or February 24, 2026. Bayer’s election to terminate the License Agreement was due to its strategic prioritization.

The License Agreement related to the further development and commercialization of Ovaprene in the U.S. In connection with entering into the License Agreement, we received a $1.0 million upfront non-refundable license fee payment from Bayer, which will be recorded as license revenue upon termination of the License Agreement. Under the terms of the License Agreement, Bayer agreed to support us in development and regulatory activities by providing the equivalent of two experts to advise us in clinical, regulatory, preclinical, commercial, chemistry, manufacturing and controls, and product supply matters, and we agreed to be responsible for the pivotal trial for Ovaprene and for its development and regulatory activities and product supply obligations. As a result of the termination of the License Agreement, we will not be receiving any future license fees or milestone or other payments from Bayer, and all licenses and rights we granted to Bayer will immediately terminate upon termination of the License Agreement.

The foregoing summary of the License Agreement is qualified in its entirety by reference to a copy thereof, which was filed as Exhibit 10.8 to our annual report on Form 10-K, which was filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 31, 2025, and is incorporated herein by reference.

We do not expect the termination of the License Agreement to have a material impact on the ongoing pivotal Phase 3 multi-center, single arm, non-comparative clinical study of Ovaprene to evaluate its effectiveness as a contraceptive along with its safety and acceptability (ClinicalTrials.gov ID: NCT06127199). In July 2025, the study’s data safety monitoring board (DSMB), an independent group of experts which evaluates the safety and integrity of the study, conducted a planned interim analysis and recommended the study continue without modification. In accordance with the Investigational Device Exemption for Ovaprene, we provided an annual report to the U.S. Food and Drug Administration (“FDA”) with data collected from the study through September 15, 2025 regarding safety, tolerability and pregnancy experiences. Such data was consistent with the data analyzed by the DSMB during the July 2025 planned interim analysis. We intend to maintain active recruitment at five study sites, supported by grant funding we received in November 2024. We currently anticipate enrollment will be completed in 2026, and plan to provide further updates regarding anticipated enrollment and study completion targets in 2026.

Item 7.01	Regulation FD Disclosure.

On December 1, 2025, we issued a press release regarding the matter discussed in Item 1.02, a copy of which is furnished as Exhibit 99.1 to this report.

The information in this Item 7.01 and in Exhibit 99.1 to this report is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed to be incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), whether made before or after the date hereof, regardless of any general incorporation by reference language in any such filing, except as the Company expressly sets forth by specific reference in such a filing.

Forward Looking Statements

Daré cautions you that all statements, other than statements of historical facts, contained in this report, are forward-looking statements. Forward-looking statements, in some cases, can be identified by terms such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “design,” “intend,” “expect,” “could,” “plan,” “potential,” “predict,” “seek,” “should,” “would,” “contemplate,” “project,” “target,” “objective,” “on track,” or the negative version of these words and similar expressions. In this report, forward-looking statements include, but are not limited to, statements relating to our expectation that the termination of the License Agreement will not have a material impact on ongoing pivotal Phase 3 clinical study of Ovaprene and that enrollment in such study will be completed in 2026. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Daré’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by the forward-looking statements in this report, including, without limitation, risks and uncertainties related to: Daré’s ability to design and conduct successful clinical trials, to enroll a sufficient number of patients, to meet established clinical endpoints, to avoid undesirable side effects and other safety concerns, and to demonstrate sufficient safety and efficacy of its product candidates; Daré’s dependence on third parties, including to conduct clinical and nonclinical studies and manufacture and supply clinical trial material and commercial product; the risks that positive findings in early clinical and/or nonclinical studies of a product candidate may not be predictive of success in subsequent clinical and/or nonclinical studies of that candidate and that interim data or results from a particular clinical study do not necessarily predict the final results for that study; the risk that the FDA, other regulatory authorities, members of the scientific or medical communities or investors may not accept or agree with Daré’s interpretation of or conclusions regarding data from clinical studies of its product candidates; the risk that development of a product candidate requires more clinical or nonclinical studies than Daré anticipates, or that the duration of a study or number of study subjects must be significantly greater than anticipated; Daré’s ability to raise additional capital when and as needed to execute its business strategy and continue as a going concern; Daré’s dependence on grants and other financial awards from governmental entities and the Gates Foundation, or the foundation; the foundation’s ability to modify, suspend, discontinue payment of grant funds or terminate a grant agreement in certain circumstances largely in the foundation’s discretion; limitations on Daré’s ability to raise additional capital through sales of its common stock or other equity securities due to restrictions under SEC and Nasdaq rules and regulations or contractual limitation; Daré’s expanded business strategy to bring to market prescription compounded drug products and non-prescription consumer health products; Daré’s inexperience, as a company, in and lack of infrastructure for commercializing products; the degree of market demand and acceptance for the products Daré brings to market; competitive product launches; Daré’s ability to identify, develop, obtain FDA or foreign regulatory approval for, and commercialize product candidates and to do so on communicated timelines; failure or delay in starting, conducting or completing clinical trials and the inherent uncertainty of outcomes of clinical trials; the loss of, or inability to attract, key personnel; Daré’s ability to retain its licensed rights to develop and commercialize a product or product candidate; Daré’s ability to satisfy the monetary obligations and other requirements in connection with its exclusive, in-license agreements covering the critical patents and related intellectual property related to its products and product candidates; Daré’s ability to adequately protect or enforce its, or its licensor’s, intellectual property rights; disputes or other developments concerning Daré’s intellectual property rights; product pricing and coverage and reimbursement from third-party payors; product liability claims; governmental investigations or actions relating to Daré’s products or product candidates or the business activities of Daré, its commercial collaborators or other third parties on which Daré relies; changes in healthcare, pharmaceutical, consumer protection or privacy laws and regulatory policies; increased scrutiny from regulators; global trends toward health care cost containment; the effects of macroeconomic conditions, geopolitical events, and major changes and disruptions in U.S. government policies and operations on Daré’s ability to raise additional capital or on Daré’s operations, financial results and condition, and ability to achieve current plans and objectives; Daré’s ability to maintain compliance with Nasdaq’s continued listing requirements and continue to have its common stock listed on The Nasdaq Capital Market; and cybersecurity incidents or similar events that compromise Daré’s technology systems and/or significantly disrupt Daré’s business or those of third parties on which Daré relies. Daré’s forward-looking statements are based upon its current expectations and involve assumptions that may never materialize or may prove to be incorrect. All forward-looking statements are expressly qualified in their entirety by these cautionary statements. For a detailed description of Daré’s risks and uncertainties, you are encouraged to review its documents filed with the SEC including Daré’s recent filings on Form 8-K, Form 10-K and Form 10-Q. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they were made. Daré undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press release issued on December 1, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARÉ BIOSCIENCE, INC.

Dated: December 1, 2025	By:	/s/ Sabrina Martucci Johnson
	Name:	Sabrina Martucci Johnson
	Title:	President and Chief Executive Officer

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